SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) JUNE 7, 2000



                               TRISTAR CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                   0-13099                13-3129318
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       (State or other            (Commission             (IRS Employer
       jurisdiction of            File Number)          Identification No.)
       incorporation)


105 S. ST. MARY'S STREET, SUITE 1800, SAN ANTONIO, TEXAS            78205
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (210) 402-2200
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          12500 SAN PEDRO AVENUE, SUITE 500, SAN ANTONIO, TEXAS 78216
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

      This filing is being made for the purpose of updating the factors affecting Tristar Corporation's (the "Company") business, operating results and financial condition set forth in the Company's documents on file with the Securities and Exchange Commission and to provide investors with cautionary statements regarding any forward-looking statements that may be made from time to time by the Company in its filings with the Securities and Exchange Commission, press releases and other public statements.

                        CAUTIONARY STATEMENT REGARDING
                    FORWARD-LOOKING STATEMENTS AND FACTORS
             AFFECTING THE COMPANY'S BUSINESS, OPERATING RESULTS
                            AND FINANCIAL CONDITION

      Our filings with the Securities and Exchange Commission, our press releases and our other public statements may include, or may incorporate by reference, certain statements that may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements relating to our objectives, strategies, plans, intentions and expectations are forward-looking statements, as are all statements that address actions, events or circumstances that we expect, believe or intend will occur in the future (other than statements of historical facts). We do not undertake to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated in the forward-looking statements. Those risks and uncertainties include the following:

CONTROL BY CERTAIN STOCKHOLDERS

The Sheth Group is comprised of Shashikant S. Sheth, Jammandas Sheth, Kirit Sheth, and Mahendra Sheth. The Sheth Group owns in excess of 51% of the shares of our outstanding Common Stock. As a result, the Sheth Group effectively has the power to control our Company, including the election of directors, the approval of significant corporate transactions and all other matters requiring stockholder approval. Such control by the Sheth Group may have the effect of discouraging a merger or other takeover of our Company in which stockholders may be paid a premium for their shares over then-current market prices. Kirit Sheth, one of our directors, is a member of the Sheth Group and is the brother of two other members of the Sheth Group. Jay J. Sheth, also one of our directors, is unrelated to Kirit Sheth and is not a member of the Sheth Group, but is the son of a member of the Sheth Group.

POTENTIAL CONFLICTS OF INTEREST

Transactions between our Company and the Sheth Group or other affiliates may involve conflicts of interest. We have entered into other transactions with persons and entities deemed to be our affiliates, including (i) borrowings and purchases from Sheth Group affiliates and (ii) sales to Sheth Group affiliates, including the sale of our wholly-owned subsidiary, Tristar de Mexico, S.A. de C.V., to Transvit Holding Corporation, a wholly-owned affiliate of the Sheth Group and the sale of our

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Brazilian subsidiary to Transvit Distribution Corp., a wholly-owned affiliate of the Sheth Group. In addition, we completed a private placement in October 1999, whereby we sold 100,000 shares of our Series C Senior Convertible Preferred
Stock to Pioneer Venture Associates, L.P. ("PVA"). Among other things, the related investment agreement requires us to have one director who represents
PVA. Robert Lerman, such director, is the President of the managing member of the general partner of PVA. We believe that the terms of these transactions have been on terms no less favorable to our Company than could have been obtained from unaffiliated parties. There can be no assurance, however, that future conflicts of interest will not arise with respect thereto, or that if conflicts do arise, they will be resolved in a manner favorable to us. Pursuant to the terms of the principal borrowing agreement, we are prohibited from entering into any transactions with our officers, directors, principal stockholders or affiliates unless the terms thereof are disclosed to principal lender and are no less favorable to us than could be obtained in arm's length transactions with independent third parties.

LACK OF HISTORICAL PROFITABILITY; FUTURE OPERATING RESULTS

We have incurred substantial net losses applicable to common stock every fiscal year since 1995. There can be no assurance that we will not continue to incur losses, that we will be able to raise cash as necessary to fund operations or that we will ever achieve profitability.

WE HAVE SIGNIFICANT LONG-TERM DEBT AND INTEREST PAYMENT OBLIGATIONS

We have a significant amount of long-term debt and interest payment obligations. In addition, we may incur additional debt in the future under our $22 million bank credit facility or in connection with other private or public debt financing. Our significant debt service obligations could have negative consequences to our business, including:

      o a diminished ability to react to changing market conditions, changes in our industry and economic downturns;

      o a diminished ability to compete with others in our industry who are not as highly leveraged;

      o     an inability to obtain additional financing on satisfactory terms;

      o the need to use a substantial portion of our cash flow for interest payments;

      o     an increased sensitivity to fluctuations in interest rates; and

      o a lack of financial and operating flexibility as a result of restrictive covenants contained in our debt instruments.

Further, our ability to make scheduled payments on our present and future debt may depend on, among other things, our ability to successfully execute our current business plan on a timely and cost effective basis and our future operating performance, which, to a large extent, may depend on factors beyond our control, such as business, economic and competitive factors.

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POSSIBLE ADVERSE EFFECTS OF LOAN COVENANTS

In December 1997, we entered into a $22 million revolving credit facility (the "Credit Agreement") with our principal lender ("PL"). We granted our PL a security interest in substantially all of our present and future assets as collateral for loans made under the Credit Agreement. The Credit Agreement contains restrictive financial covenants including Minimum Tangible Net Worth, Minimum EBITDA, Maximum Loss, Minimum Fixed Charge Coverage, Maximum Leverage and Maximum Capital Expenditures. In addition, the Credit Agreement limits or prohibits us, without the prior written consent of our PL, from merging or consolidating with another corporation, paying dividends to any class of securities except for the Series C Senior Convertible Preferred Stock, acquiring all or substantially all of the assets of another corporation, selling all or substantially all of our assets, creating liens or security interests on our assets, entering into transactions with our affiliates and changing the composition of our Board of Directors. Failure to comply with loan covenants under the Credit Agreement could result in an event of default under the Credit Agreement which, in turn, could result in a foreclosure on substantially all of our assets.

ACQUISITIONS

We have addressed the need to develop new products and markets, in part, through the acquisition of Fragrance Impressions Limited ("FIL") in 1999. Acquisitions, such as the acquisition of FIL, involve numerous risks including difficulties in assimilating the operations, technologies and products of the acquired companies, the diversion of management's attention from other business concerns, risks of entering markets in which competitors have established market positions and the potential loss of key employees of the acquired company. Achieving the anticipated benefits of our acquisition of FIL will depend in part upon whether the integration of our businesses is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The inability of management to successfully integrate the operations of FIL could have a material adverse effect on our business and results of operations.

WE ARE DEPENDENT ON THIRD-PARTY MANUFACTURERS AND SUPPLIERS AND DO NOT HAVE ANY LONG-TERM CONTRACTS WITH THEM

We purchase a substantial portion of our supply of fragrances, cosmetics and related products and packaging materials for resale to our customers from third parties. We do not maintain long-term contracts with any of our suppliers, which sell products to us pursuant to purchase orders placed from time to time in the ordinary course of business. The loss of any of our principal suppliers could have a material adverse effect on us. There can be no assurance that we will be able to continue using our existing principal suppliers or that we will be able to replace our existing principal suppliers without a substantial disruption to our business. There can be no assurance that we will not remain largely dependent on a limited number of suppliers.

WE FACE STRONG COMPETITION

The alternative designer fragrance and cosmetic industry is highly competitive and at times changes rapidly due to consumer preferences and industry trends. We compete with a large number of

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distributors and manufacturers, many of which have significantly greater resources than us. Our products compete for consumer recognition and shelf space with fragrance products that have achieved significant international, national and regional brand name recognition and consumer loyalty. Our products also compete with new products that often are accompanied by substantial promotional campaigns. These factors, as well as demographic trends, economic conditions, discount pricing strategies by competitors and direct sales by manufacturers to our customers, could result in increased competition and could harm our business, financial condition and results of operations.

FREQUENT MARKET CHANGES

The alternative designer fragrance and cosmetic industry is characterized by the frequent introduction of new products, accompanied by substantial promotional campaigns, and is subject to rapidly changing consumer preferences and industry trends resulting in short product life cycles, which may adversely affect our ability to plan for future design, development and promotion of our products. Our success will depend on our ability to anticipate and respond to various competitive factors affecting our industry, including new products which may be introduced, new market entrants, changes in consumer preferences, demographic trends, international, national, regional and local economic conditions and discount pricing strategies by competitors, all of which could adversely affect us.

OUR BUSINESS IS SEASONAL AND FLUCTUATES QUARTERLY

Our business is seasonal. We generate a majority of our sales and income from operations during the first and fourth quarters of our fiscal year as a result of increased demand by retailers in anticipation of and during the holiday season. Any substantial decrease in sales during this period would likely harm our business, financial condition and results of operations. Similarly, our working capital needs are greater during the first and fourth quarters of the fiscal year. In addition, our sales and profitability may vary from quarter to quarter as a result of a variety of factors, including the timing of customer orders, additions or losses of brands or distribution rights and competitive pricing pressures.

DEPENDENCE ON KEY PERSONNEL

Our performance is substantially dependent on the continued services of certain members of our senior management, including Richard Howard, our President and Chief Executive Officer, and Robert Viola, our Chief Financial Officer. We have employment agreements with Messrs. Howard and Viola which expire in September 2000. If Mr. Howard, Mr. Viola or other key personnel become unable or unwilling to continue in their present positions, our business and prospects could be materially adversely affected.

ENVIRONMENTAL MATTERS

In connection with our manufacturing processes, we are subject to various governmental regulations concerning among other things, emissions to air, discharges to water, the remediation of

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contaminated soil and groundwater, and the generation, handling, storage, transportation, treatment and disposal of waste and other materials (collectively, "Environmental Laws"). Violations of Environmental Laws can result in civil or criminal penalties or in cease and desist or other orders against us. In addition, we may be required to spend material amounts to comply with Environmental Laws, and may be liable with respect to contamination of sites currently or formerly owned or operated by us or with respect to the off-site disposal of hazardous substances. Future events, such as new information, or changes in Environmental Laws (or in their interpretation or enforcement by courts or governmental agencies) may give rise to additional costs or claims that could have a material adverse effect on our business, results of operations, financial condition or cash flows.

YOU ARE UNLIKELY TO RECEIVE DIVIDENDS IN THE FORESEEABLE FUTURE

We have never declared or paid any cash dividends on our Common Stock and do not expect to do so in the foreseeable future. Our bank credit facility prohibits our payment of cash dividends and the indentures relating to the senior notes we have issued condition the payment of cash dividends on the satisfaction of certain financial and other covenants.

POSSIBLE DILUTIVE EFFECTS OF WARRANTS TO PURCHASE COMMON STOCK AND CONVERTIBLE PREFERRED STOCK

At February 26, 2000, warrants to purchase 400,000 and 2,000,000 shares of our Common Stock at an exercise price of $2.75 and $5.34 per share, respectively, were owned by the Sheth Group. These warrants are exercisable through 2003. We have also issued to a third party warrants to purchase 50,000 shares of our Common Stock at an exercise price of $10.47 per share. In addition, warrants to purchase up to an aggregate of 185,000 shares of our Common Stock at exercise prices ranging from $4.00 to $6.282 are held by Pioneer Venture Associates, LP and Ventures Management Partners LLC. As of February 26, 2000, there were outstanding 537,142 shares of our Series A convertible nonvoting preferred stock; 120,690 shares of our Series B convertible nonvoting preferred stock and 100,000 shares of our Series C senior convertible preferred stock (collectively, the "Preferred Stock"). The Preferred Stock is convertible into an aggregate of 2,123,352 shares of our Common Stock. The share price of our Common Stock is susceptible to downward pressure due to the potential dilutive effects that would result from the issuance of Common Stock upon the conversion and/or exercise of the above described derivative securities. The effect of dilution is that any of our earnings will have to be divided among more shares. As a result, unless the issuance of the shares involves an increase in our value or earnings, each outstanding share of Common Stock will be worth a lesser amount.

RELIANCE ON TRADEMARKS

We hold and are currently being assigned several United States and international registered trademarks with respect to our products and have exclusive licenses to use the trademarks relating to our licensed products, which we believe are of material importance to our business. There can be no assurance, however, as to the breadth or degree of protection which existing or future trademarks, if any, may afford us. Although we believe that our trademarks do not and will not infringe on the proprietary rights of third parties, there can be no assurance that such trademarks do

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not or will not violate the proprietary rights of others. In the event that our trademarks infringe trademarks or proprietary rights of others, we could, under certain circumstances, become liable for damages, which could have a material adverse effect on us.

OUR SUCCESS DEPENDS ON THE VALUE OF OUR BRANDS, PARTICULARLY "ROYAL
SELECTIONS"

Our success depends on our brands and their value. Our business would be adversely affected if we were unable to adequately protect our brand names, particularly "Royal Selections." We are also susceptible to others imitating our products, particularly "Royal Selections," and infringing our intellectual property rights. We may not be able to successfully protect our intellectual property rights, upon which we are materially dependent. In addition, the laws of many foreign countries do not protect intellectual property rights to the same extent as the laws of the United States. Imitation of our products or infringement of our intellectual property rights could diminish the value of our brands or otherwise adversely affect our revenues.

EFFECT OF GLOBAL ECONOMIC FLUCTUATIONS

Demand for our services is significantly affected by the general level of economic activity in the regions and industries in which we operate. When economic activity slows, sales of fragrances and cosmetics generally decrease. Therefore, a significant economic downturn, especially in regions or industries where our operations are heavily concentrated, could have a material adverse effect on our business, financial condition and operating results. Further, we may face increased pricing pressures during such periods. There can be no assurance that during these periods our results of operations will not be adversely affected.

WE FACE RISKS RELATING TO OUR FOREIGN OPERATIONS

We sell a substantial portion of our products in various foreign countries, including several in Latin America, Europe and the Middle East. Such amounts are collected in the local currency. In addition, we generally pay operating expenses in the corresponding local currency. Therefore, we are at risk for exchange rate fluctuations between such local currencies and the dollar. We do not conduct any significant hedging activities.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TRISTAR CORPORATION



                                    By /S/ ROBERT M. VIOLA
                                           Robert M. Viola
                                           Senior Executive Vice President and
                                           Chief Financial Officer


DATE: June 7, 2000

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